UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                              --------------------

      Date of Report (Date of earliest event reported): September 15, 2003

                        GYRODYNE COMPANY OF AMERICA, INC.
             (Exact name of Registrant as Specified in its Charter)

         New York                  000-01684                    11-1688021
(State or Other Jurisdiction of   (Commission File          (I.R.S. Employer
 Incorporation or Organization)    Number)                  Identification No.)

                                 102 FLOWERFIELD
                            ST. JAMES, NEW YORK 11780
               (Address of principal executive offices) (Zip Code)

                                 (631) 584-5400
                         Registrant's telephone number,
                               including area code

                             ----------------------

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ITEMS 1-4.  Not applicable.

ITEM 5.  OTHER EVENTS.

On September 15, 2003, the Company announced that its annual meeting of shareholders will be held on Tuesday, December 9, 2003 at 11:00 a.m. at Flowerfield Celebrations, Mills Pond Road, Saint James, New York. The Company also announced that the Board of Directors has fixed the close of business on November 7, 2003 as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting.

The Board has announced that it will nominate the incumbent directors to continue in office. The nominees are as follows:

             Class             Term Expiring             Nominee
             -----             -------------             -------
             Class I           2006                      Paul L. Lamb
             Class I           2006                      Richard B. Smith
             Class III         2004                      Ronald J. Macklin

In accordance with the Company's by-laws, to be properly brought before the annual meeting of shareholders, nominations of persons for election to the board of directors of the Company and other shareholder proposals must be delivered to the secretary of the Company at its principal executive offices no later than September 25, 2003 to be considered timely.

Shareholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the upcoming annual meeting of shareholders must advise the secretary of the Company of such proposals in writing within a reasonable time before the Company begins to print and mail its proxy materials to its shareholders. The Company anticipates mailing its proxy materials to its shareholders on or about Monday, November 10, 2003.

The Company issued a press release on September 15, 2003 relating to the above announcements, which is attached hereto as Exhibit 99.1.

ITEM 6.  Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      a. No financial statements are required to be filed with this Report.

      b. No pro forma financial information is required to be filed with this Report.

      c. The following exhibit is filed as part of this Report:

      Exhibit No.      Description

      99.1             Press release issued by Gyrodyne Company of America, Inc.
                       on September 15, 2003.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           GYRODYNE COMPANY OF AMERICA, INC.


                           By: /s/ Stephen V. Maroney
                              --------------------------------------------------
                               Stephen V. Maroney
                               President, Chief Executive Officer and Treasurer

Date: September 15, 2003

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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1 Press release issued by Gyrodyne Company of America, Inc. on September 15, 2003